Exhibit 99.1

OMNIQ Corp Announces Closing of Private Placement of Unregistered

Common Stock and Acquisition of 51% of Dangot Computers

●	Consolidated OMNIQ and Dangot pro forma revenue for fiscal year 2020 amounts to approximately $91M.

●	Dangot Computers Ltd (Dangot) is an Israeli based leader in providing innovative technologies including: frictionless automated order processing & digital payment processing products for the retail, fast food and parking markets; integrated work stations for physicians, drug delivery and blood tests; robotics for smart warehouses; point of sales, self-check in management, and other state of the art solutions.

●	Dangot’s Revenue for 2020 was approximately $35M, with attractive gross margins and Profit before Taxes of approximately $2M.

●	Strong and diversified customer base including hospitals, logistic centers, supermarkets, manufacturing plants, retail chains, restaurants, municipalities, and government agencies.

●	Dangot’s influence with early adopter customers including multiple AI pilots offers a very attractive opportunity to accelerate adoption of OMNIQ’s proprietary AI solutions to automate the supply chain and operations.

●	OMNIQ’s Fortune 500 customers provide a significant potential new market for Dangot’s innovative solutions, focused, among others, on the Food & Drug, Medical, Retail and the Transportation & Logistics, markets.

●	OMNIQ paid $7.6M for a 51% equity interest in Dangot with a one-year option to acquire the remaining 49% at the same valuation.

●	OMNIQ believes the closing of both transactions will accelerate its path to up-listing to a national stock exchange in 2021

OMNIQ Corp. (OTCQB: OMQS) (OMNIQ” or the “Company”), a provider of Supply Chain and Artificial Intelligence (AI)-based Machine Vision solutions, announced the closing of its private placement resulting in gross proceeds to OMNIQ of approximately $13.8 million, before deducting placement agent fees and offering expenses, and its previously announced acquisition of 51% of Dangot Computers Ltd. (“Dangot”), a leader in providing state of the art technology enabling frictionless automated order processing & digital payment processing products for retail, fast food and parking, integrated working stations for physicians, drug delivery and blood tests, robotics for smart warehouses, point of sales and other innovative solutions.

The securities issuable upon closing of the offering consist of unregistered shares of common stock at a purchase price of $7.00 per share. The net proceeds of the offering are expected to be used for payments in connection with the acquisition of Dangot, Inc., and the remaining money will be used for working capital.

ThinkEquity, a division of Fordham Financial Management, Inc., acted as sole placement agent for the private placement offering.

Based on Pro Forma 2020 results, the acquisition creates a combined $91 Million revenue provider of automation and object identification solutions.

OMNIQ is paying the sole shareholder of Dangot a total of approximately $7.6 million (depending upon the exchange rate to the Israeli Shekel) comprised of approximately $5.6 million to be paid in cash and $2 million in restricted shares at $9.087 Per share based on average closing share price over the 30 trading days prior to signing of the definitive agreement announced on May 6, 2021. OMNIQ will have a one-year option to acquire the remaining 49% at the same valuation.

Dangot is a prominent player in the field of automation and frictionless equipment. Its systems have gained an excellent reputation and significant market share in the demanding Israeli market, offering worldwide innovations to multiple verticals like healthcare, retail, restaurants and warehouse automation.

OMNIQ believes that Dangot’s innovative product offerings fit OMNIQ’s target markets, and as such will be leveraged by its strong sales team in the US market. At the same time, OMNIQ believes it can accelerate merging its AI products into the supply chain customers served by both companies.

As discussed above, simultaneously with the closing of the acquisition of Dangot, OMNIQ entered into a securities purchase agreement with institutional and accredited investors for the sale of 1,970,957 shares of common stock at a price of $7.00 per share, which resulted in gross proceeds to OMNIQ of approximately $13.8 million, before deducting placement agent fees and estimated offering expenses.

OMNIQ believes the closing of both transactions will accelerate its path to up-listing to a national stock exchange in 2021.

The securities to be offered and sold by OMNIQ in the private placement are not registered under the Securities Act of 1933, as amended, and are being sold pursuant to Section 4(a)(2) and Regulation D promulgated thereunder, or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (“SEC”) or an applicable exemption from such registration requirements. The Company has agreed to file a registration statement with the SEC covering the resale of the shares of common stock to be issued in the private placement and shares of common stock underlying warrants to be issued to the placement agent. Any resale of OMNIQ securities under such resale registration statement will be made only by means of a prospectus.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About OMNIQ Corp.

OMNIQ Corp. provides computerized and machine vision image processing solutions that use patented and proprietary AI technology to deliver data collection, real-time surveillance and monitoring for supply chain management, homeland security, public safety, traffic & parking management, and access control applications. The technology and services provided by the Company help clients move people, assets, and data safely and securely through airports, warehouses, schools, national borders, and many other applications and environments.

OMNIQ’s customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, and oil, gas, and chemicals. Since 2014, annual revenues have grown to more than $50 million from clients in the USA and abroad.

The Company currently addresses several billion-dollar markets, including the Global Safe City market, forecast to grow to $29 billion by 2022, and the Ticketless Safe Parking market, forecast to grow to $5.2 billion by 2023. For more information, visit www.omniq.com.

Information about Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate”, “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Examples of forward-looking statements include, among others, statements made in this press release regarding the closing of the private placement and the use of proceeds received in the private placement. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis , the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at https://www.sec.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Investor Contact:

James Carbonara

Hayden IR

(646)-755-7412

james@haydenir.com

Brett Maas

Hayden IR

(646) 536-7331

brett@haydenir.com

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